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                                                                       Exhibit N

                          Independent Auditors' Consent

To the Board of Directors and Shareholder of Real Estate Income Fund Inc.:


We consent to the use of our report, included herein, dated July 19, 2002 and to the reference to our firm under the heading "Experts" in the Statement of Additional Information included in Form N-2.


                                                    KPMG LLP


New York, New York
July 24, 2002